HSBC FUNDS

HSBC U.S. Government Money Market Fund (the “Fund”)

Supplement dated March 13, 2018
to the Prospectus and Statement of Additional Information (“SAI”),
each dated February 28, 2018

At a special meeting held on March 9, 2018, shareholders of the Fund approved a proposal to eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies, including other money market funds. The ability for the Fund to invest in other open-end investment companies was intended to increase the investment flexibility of the Fund by providing the Fund with an investment option for subscriptions received late in the trading day. In connection with this change and to accommodate investor preferences, the Fund also changed the time for calculation of its final net asset value (NAV) from 4:00 p.m. to 5:00 p.m., Eastern Time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE